                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               SCHEDULE 14A

                              (Rule 14a - 101)

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                  of 1934

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:
[ ]   Preliminary proxy statement.
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[X]   Definitive proxy statement.
[ ]   Definitive additional materials.
[ ]   Soliciting material under Rule 14a - 12.

                       DRUMMOND FINANCIAL CORPORATION
              (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      (1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------

      (5)   Total fee paid:

            --------------------------------------------------------------

[  ]  Fee paid previously with preliminary materials.

      --------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.

      (3)   Filing Party:

      (4)   Date Filed:


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                      DRUMMOND FINANCIAL CORPORATION
                              17 Dame Street
                             Dublin 2, Ireland

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      To Be Held On January 12, 2001

To Our Shareholders:

The Annual Meeting of Shareholders of Drummond Financial Corporation, a Delaware corporation (the "Company"), will be held at 6 Cours de rive, 4th Floor, 1206 Geneva, Switzerland, on January 12, 2001 at 9:00 a.m. local time for the purposes of:

      1. Electing one Class II director of the Company to hold office until his successor is elected and qualified.

      2. All other matters that properly come before the meeting and any adjournment thereof.

Shareholders of record at the close of business on November 24, 2000 are entitled to notice of, and to vote at, the meeting and any adjournment thereof. A list of such shareholders will be available at the time and place of the meeting and, during the ten days prior to the meeting, at the office of the Secretary of the Company, 17 Dame Street, Dublin 2, Ireland.

                                    By Order of the Board of Directors

                                    --------------------------------------
                                    Michael J. Smith
                                    Secretary

December   , 2000

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH IN THE PROXY STATEMENT.

                      DRUMMOND FINANCIAL CORPORATION
                              17 Dame Street
                             Dublin 2, Ireland

                              PROXY STATEMENT
                                    for
                       ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held On January 12, 2001


                   SOLICITATION AND REVOCATION OF PROXIES

     The enclosed Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Drummond Financial Corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders to be held at 9:00 a.m. on January 12, 2001, or any adjournment thereof (the "Annual Meeting"). The accompanying Notice of Annual Meeting, this Proxy Statement and the accompanying proxy are being
first sent to shareholders on or about December   , 2000.  Any shareholder
giving a proxy has the power to revoke it by giving notice to the Company in writing, or in open meeting before any vote is taken. The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received by the Company prior to the time of the Annual Meeting. The expense of making the solicitation, which will be borne by the Company, will consist of preparing and mailing the proxies and proxy statements and the charges and expenses of brokerage houses and other custodians, nominees, or fiduciaries for forwarding documents to security owners.

     Please sign, date and return your proxy to CIBC Mellon Trust Company, 16th Floor, 2001 University Street, Montreal, Quebec, H3A 2A6, using the pre-addressed envelope.

                             VOTING RIGHTS

     The shareholders of record of the Company's outstanding $0.01 par value common shares (the "Common Stock"), and Series 1, Preferred Stock (the "Preferred Stock") at the close of business on November 24, 2000
(the "Record Date"), are entitled to vote on matters to come before the meeting. On that date, there were issued and outstanding 2,718,600 shares of Common Stock held by approximately ? shareholders of record. Each share of Common Stock is entitled to one vote on each matter submitted to vote.

     As of the Record Date, there were 3,000,000 shares of Preferred Stock outstanding, all of which was owned by MFC Bancorp Ltd. ("MFC Bancorp"). Under the Certificate of Incorporation, if any person or group controls more than 47.9% of the voting power of the Company, then each share of Preferred Stock has one vote per share on all matters. Since MFC Bancorp Ltd. controls 1,344,250 shares (49.4%) of Common Stock through its ownership of Ballinger Corporation ("Ballinger") and Sutton Park International Limited ("Sutton Park"), at the Annual Meeting, the Preferred Stock has one vote per share on all matters subject to a shareholder vote. Since MFC Bancorp is the sole owner of the Preferred Stock, at the Annual Meeting it will have voting rights to 4,344,250 shares or 76.0% of the voting power at the Annual Meeting.

     A quorum of the shareholders is constituted by the presence, in person or by proxy, of holders of record of Common Stock representing a majority of the number of votes entitled to be cast. A plurality of the votes present in person or represented by proxy is required for the election of directors. Shareholders do not have cumulative voting rights in the election of directors. The officers and directors of the Company and the Company's largest shareholders, Ballinger, Sutton Park and MFC Bancorp intend to vote their shares of Common Stock and Preferred Stock (which together constitute 76.0% of the votes eligible to be cast at the Annual Meeting) in favor of the nominee for director

     A majority of the shareholders present or represented at the Annual Meeting, whether or not a quorum is present, may vote to adjourn the Annual Meeting without notice other than as announced at the Annual Meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

     If the enclosed proxy is properly executed and received by the Company, the shares represented thereby will be voted in accordance with the instructions specified therein. If no specific instructions are given, the shares represented by the proxy will be voted for the election of the nominee for director as described in this Proxy Statement.

                           ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes. Initially, Class I directors were elected to serve for one year, Class II directors for two years and Class III directors for three years. Successors to the class of directors whose term expires at any annual meeting shall be elected for three year terms. The term of the Class II director, Mr. Michael J. Smith, expires at the Annual Meeting, and accordingly, he is to be elected to the Board of Directors for a three-year term to serve until the annual meeting of stockholders following the fiscal year ending June 30, 2003, or until his successor is elected and qualified.

     Mr. Smith has indicated that he is willing and able to serve as a director. If for any unforeseen cause he should decline or be unable to serve, the proxies will be voted to fill such vacancy so arising in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given.

Directors

     The following table sets forth information regarding each nominee for election as director and each director whose term of office will continue after the Annual Meeting:


                                                                               Term Expires
Name                       Position with the Company        Age
----                       -------------------------        ---                -----------
Michael J. Smith           President, Chief Executive        52                2000
                           Officer, Chief Financial
                           Office, Secretary and
                           Director

Young Soo Ko               Director                          42                2002

Oq-Hyun Chin<F1><F2>       Director                          61                2001
----------------

<F1>
(1)   Member of Audit Committee

<F2>
(2)   Member of Stock Option and Compensation Committee

      Michael J. Smith. Mr. Smith was appointed as a director in March 1995, and served as Chairman of the Board until May 26, 1995, at which time he was appointed President and Chief Executive Officer. In June 1995, Mr. Smith also assumed the duties of Chief Financial Officer. He is an officer and director of Ballinger Corporation, the Company's largest shareholder. He was a Trustee of Mercer International, Inc. ("MII") and was the Executive Vice President, Chief Financial Officer and Secretary of MII from 1988 to 1996. Mr. Smith was one of the founders of Prentiss Howard Group, a company organized in 1979 which assists domestic and international companies with investments, mergers and acquisitions. Mr. Smith is also President and a director of MFC Bancorp, which owns all of the outstanding shares of Ballinger Corporation and Constable Investments Ltd. and all of the outstanding shares of Preferred Stock of the Company.

      Young Soo Ko. Mr. Ko was appointed a director on June 30, 1999. He has been a Managing Director of Sung Sim Services Ltd., a Hong Kong company that acts as agent and representative of manufacturers in handling their raw material supply and export of finished goods, since 1991.

      Oq-Hyun Chin. Mr. Chin was appointed a director in November 1997.
He has been an advisor on foreign investment to the City of Weihai, Shandong Province, People's Republic of China since April 1993. From April 1990 until March 1993, he was an advisor to Art Group Architects and Engineers, Ltd. From 1967 to 1987, he worked in executive and managerial positions with banks and investment companies in Seoul, Korea. Mr. Chin is also a director of MFC Bancorp.

Meetings of the Board

      The Board held no meeting(s) in fiscal 2000. The Board formally acted 10 times in the fiscal year 2000 through written consents. Non-employee directors are entitled to an annual retainer of $6,000 and do not receive additional compensation for attending meetings of the Board. Since there were no meetings in fiscal 2000, the retainer was not paid to the non-employee directors. Employee directors receive no compensation for attending meetings of the Board. The directors also receive periodic grants of stock options issued under the Company's 1993 Stock Option Plan, although no options were granted in fiscal 2000.

Committees of the Board

      Audit Committee.  Mr. Chin is the sole member of the Audit
Committee, which oversees the financial controls of the Company and interfaces with the Company's outside auditors to monitor the compliance by the Company with financial disclosure laws and regulations. This committee did not meet during fiscal year 2000.

      Stock Option and Compensation Committee. This Committee is charged with developing and monitoring the Company's executive compensation and stock option activities. This committee did not meet during fiscal year 2000. Mr. Chin is the sole member of this Committee currently.

                EXECUTIVE COMPENSATION AND OTHER INFORMATION

      The following table sets forth information concerning total compensation earned or paid during the 2000 fiscal year to the Chief Financial Officer, the Company's current executive officers who received in excess of $100,000 in salary and bonus in fiscal 2000 and the Company's Chief Financial Officer (collectively, the "Named Executive Officers").


                           Summary Compensation Table
                           --------------------------

                               Annual Compensation
                               -------------------

                                                                 Number of
                                                                  Shares
Name and Principal Position     Year     Salary ($)     Options
---------------------------     ----     ----------     -------  ---------
Michael J. Smith<F1>            2000          -            -         -

President, Chief Executive      1999          -            -         -
Officer and Chief Financial     1998          -            -         -
Officer
---------------------------

<F1>
(1) Mr. Smith did not receive any compensation from the Company for services as an executive officer in fiscal 1998, 1999 and 2000. Mr. Smith declined to accept the grant of stock options for 25,000 shares of Common Stock which are automatically granted to each non-employee director upon appointment to the Board of Directors.

Stock Options

      There was no grant of stock options to any Named Executive Officers during the year ended June 30, 2000.

      At June 30, 2000, no stock options were held by any Named Executive Officers.

Section 16(A) Beneficial Ownership Reporting Compliance

      Based solely upon the Company's review of the reports filed with the Securities and Exchange Commission ("SEC") by the Company's current and former officers, directors and 10 percent shareholders for the period July 1, 1999 to June 30, 2000, the Company believes that all such required reports were filed on a timely basis.

                    REPORT OF THE COMPENSATION COMMITTEE

      Compensation of the Company's executive officers is determined on an annual basis by the Stock Option and Compensation Committee in consultation with the Board of Directors. The Company's goal is to compensate the Company's executive officers in a manner which is consistent with the Company's strategic plan of focusing on expanding its merchant banking activities. The financial performance of the Company is a major factor in determining levels of executive compensation. The Company has not identified any opportunities which would further its merchant banking activities which is reflected in the fact that net income for the fiscal year 2000 was down from the previous year.

      As a result of the foregoing, the Company did not compensate any of its executive offices for the most recent fiscal year (except in their capacity as directors of the Company).

Stock Option and Compensation Committee

Oq-Hyun Chin

                              PERFORMANCE GRAPH

      Management of the Company caution that the stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.

[Graph showing Comparison of Cumulative Total Return among Drummond Financial Corporation, NASDAQ Market Index and SIC Code Index]

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of the Record Date, the information with respect to Common Stock and Preferred Stock ownership of each person known by the Company to own beneficially more than 5% of the shares of the Common Stock or Preferred Stock, each of the Named Executive Officers, each director, and all officers and directors as a group. This does not include holders holding in "street" and "nominee" name.
Except as noted, the persons named have sole voting and investment power with respect to all of the shares of Common Stock and Preferred Stock owned by them.


                              Number of Shares Beneficially
                                      Owned Directly or Indireclty
                                      -----------------------------

                                         Common         Preferred             Percent of Class
Name and Address
----------------                         ------         ---------             ----------------
Gibralt Holding Ltd.
1177 West Hastings Street, Suite 2000    606,150            0                      22.3
Vancouver, British Columbia V6E 2K3

Ballinger Corporation
700 West Georgia Street, Suite 1900      940,900            0                      34.6
Vancouver, British Columbia V7Y 1G5

MFC Bancorp Ltd.
17 Dame Street, Dublin 2, Ireland      1,344,250<F1>     3,000,000                 76.0

Sutton Park International Limited
P.O. Box 146, Road Town,                308,350            0                      11.3
Tortola, British Virgin Islands

Michael J. Smith
17 Dame Street, Dublin 2, Ireland      1,344,250<F2>     3,000,000<F2>            76.0

Oq-Hyun Chin
3, 4/7L, Kyung An Bldg.                    0                0                        0
831-28 Yeoksam-Dong
Kanynam-Ku
Seoul, Korea

Young Soo Ko
Room 1202, 12/F Wing On Centre             0                0                        0
111 Connaught-Road
Central, Hong Kong

All executive officers and directors
as a group (3 persons)                 1,344,250<F2>       3,000,000<F2>             76.0
------------------------------------

<F1>
(1) MFC Bancorp is the sole shareholder of Ballinger Corporation and Sutton Park International Limited and, pursuant to the rules of the SEC, is deemed to be the indirect beneficial owner of all of the shares owned by Ballinger Corporation and Sutton Park International Limited.

<F2>
(2) Includes the 940,900 shares of Common Stock owned directly by Ballinger Corporation and the 308,350 shares of Common Stock owned by Sutton Park International Limited, for which Mr. Smith serves as an officer and director, and indirectly by MFC Bancorp, and the 3,000,000 shares of Preferred Stock owned directly by MFC Bancorp, for which Mr. Smith serves as President and a director, and of which shares Mr. Smith is deemed to be the indirect beneficial owners pursuant to the rules of the SEC. Mr. Smith disclaims beneficial ownership of all of such shares.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Agreements with MFC Bancorp

      During the fiscal years ended June 30, 2000 and 1999, the Company paid an aggregate of $600,000 and $600,000, respectively, in fees to MFC Bancorp Ltd. and Logan International Corp. for accounting and administrative services provided to the Company and reimbursement for office expenses. During fiscal 2000, the Company paid $300,000 in dividends on its Preferred Stock to a subsidiary of MFC Bancorp and collected $300,000 in dividends on preferred stock from another subsidiary of MFC Bancorp.

                             ANNUAL REPORT

      The Company's Annual Report which contains audited financial statements for the fiscal year ended June 30, 2000 accompany or have preceded the mailing of this Proxy Statement. Upon the written request of any person who represents in such request that such person is an owner of record of the Company's shares on the Record Date, the Company will send such person, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended June 30, 2000, including financial statements, which the Company has filed with the SEC. Upon written request and payment of a copying charge of $0.20 per page, the Company will also furnish to any such shareholder a copy of the exhibits to the Annual Report on Form 10-K. The written request must be directed to the attention of Michael J. Smith, Secretary of the Company, 6 Cours de rive, 4th Floor, 1206 Geneva, Switzerland. Such reports are not part of the Company's soliciting material.

                               AUDITORS

      Davidson & Company, Chartered Accountants, the independent public auditors for the Company for the fiscal year 2000 and the current fiscal year, will not be present at the Annual Meeting.

                             OTHER MATTERS

      The Company has received no notice of any other items submitted for consideration at the meeting except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval. The Board of Directors neither knows of, nor contemplates, any other business to be presented for action by the shareholders at the meeting.

      The next annual meeting is expected to be held during January, 2002. Any shareholder proposal intended to be presented at the next annual meeting of shareholders must be received by the Company for inclusion in the Company's proxy materials by July 31, 2001. In addition, a shareholder proposal received by the Company, which is presented otherwise than in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, will be considered untimely if received after November 1, 2001, and the Company will have discretionary authority to vote its proxies with respect to any such proposal.

                                By Order of the Board of Directors

                                ------------------------------------------
                                Michael J. Smith
                                Secretary

December   , 2000

                                   PROXY

                      DRUMMOND FINANCIAL CORPORATION
                         17 Dame Street, Dublin 2,
                                  Ireland


This Proxy is solicited on behalf of the Board of Directors of Drummond Financial Corporation.

      Revoking any such prior appointment, the undersigned, a shareholder of Drummond Financial Corporation (the "Company") hereby appoints Michael
J. Smith attorney and agent of the undersigned, with full power of substitution, to vote all shares of the Common Stock of the undersigned in said Company at the Annual Meeting of Shareholders of said Company to be held at 6 Cours de rive, 4th Floor, 1206 Geneva, Switzerland on January 12, 2001 at 9:00 a.m. local time and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated below.

      1.   Election of the Board of Directors:

      [  ]   FOR the nominee listed       [  ]   WITHHOLD AUTHORITY
             below (except as marked             to vote for the nominee
             to the contrary below)              listed below

      (Instruction: To withhold authority to vote for a nominee, strike a line through the nominee's name in the list below.)

             Michael J. Smith

      2. In their discretion, the Proxy holders are authorized to vote upon such other business as may properly come before the meeting.

      This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is indicated, this proxy will be voted FOR proposal 1 above.

      Please sign exactly as your name appears on your share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. Your name and address are shown as registered -- please notify the Company of any change in your address.


------------------------------
Print Name

Please sign exactly as name appears.

Dated ------------------------

------------------------------
Signature

------------------------------
Signature if held jointly

------------------------------
Number of shares owned